                                                                   EXHIBIT 10.10

                    CLOSING AGREEMENT TO PURCHASE AGREEMENT

     THIS CLOSING AGREEMENT TO PURCHASE AGREEMENT (the "Closing Agreement") is executed this 16th day of March, 2001 by and among TeleCorp Realty, L.L.C., a Delaware limited liability company ("TeleCorp Realty, LLC"), Telecorp Puerto Rico Realty, Inc., a Puerto Rico corporation ("Telecorp PR"), and TeleCorp Communications, Inc., a Delaware corporation ("TCI") (TeleCorp Realty, Telecorp PR and TCI, collectively "TeleCorp" and individually a "TeleCorp Party"), SBA Towers, Inc., a Florida corporation ("SBA Towers") and SBA TC Acquisition, Inc., a Florida corporation ("SBA TC") (SBA Towers and SBA TC, collectively "SBA").

     WHEREAS, TeleCorp and SBA entered into that certain Purchase Agreement dated September 15, 2000, as amended from time to time (collectively, the "Contract") in which TeleCorp agreed to assign, sell and convey certain leases, towers and related facilities to a Delaware corporation to be formed and wholly owned by TeleCorp ("NewCo") and then sell and convey all of the issued and outstanding shares of capital stock of NewCo ("Shares") to SBA;

     WHEREAS, TeleCorp and SBA wish to amend the Contract to (i) provide that NewCo shall be formed and wholly owned by SBA and not TeleCorp, (ii) provide that the closing on the Assets pertaining to two hundred three (203) sites shall occur on March 16, 2001, and (iii) address other matters pertaining to the purchase of the Assets by SBA.

     NOW THEREFORE, for and in consideration of the terms and mutual promises herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, TeleCorp and SBA agree as follows:

1.  Definitions.  All terms not expressly defined herein shall have the meaning
    -----------
ascribed to them in the Contract.

2.  Stock Purchase.  Section 2 of the Contract is deleted in its entirety.
    --------------
Notwithstanding anything contained in the Contract to the contrary, NewCo shall be formed by SBA and wholly owned by SBA. All references in the Contract to the name "NewCo" shall mean and refer to SBA TC Acquisition, Inc., a Florida corporation ("SBA TC").

3.  Assets Purchased by New Co from TeleCorp.  Two hundred three (203) Sites
    ----------------------------------------
have been approved for purchase by SBA and the Closing for said 203 Sites shall occur on March 16, 2001 at the offices of Gunster, Yoakley & Stewart, P.A. in West Palm Beach, Florida. A schedule of such 203 Sites is attached hereto as Exhibit A (the "Approved Sites"). On the Closing, TeleCorp agrees to grant,
---------
bargain, sell, convey and assign to SBA TC, TeleCorp's entire right, title and interest in and to the Assets that pertain to the Approved Sites.

4.  Purchase Price.  The purchase price for the Assets pertaining to the
    --------------
Approved Sites shall be SIXTY-SIX MILLION FOUR HUNDRED EIGHTY TWO THOUSAND FIVE HUNDRED AND NO/100 DOLLARS ($66,482,500.00) subject to all adjustments, credits and prorations provided for in the Contract.

5.  Release of Liens.
    ----------------

    a. TeleCorp and SBA acknowledge that certain of the Approved Sites described in Exhibit B attached hereto ("Approved Sites with Liens")
                     ---------
        have liens recorded against them for failure to pay the costs of development and construction of the Tower Facilities located thereon. It is and shall remain the continuing and affirmative obligation of TeleCorp to (i) obtain releases of liens in recordable form for all Approved Sites with Liens, (ii) record said releases of liens in the appropriate recording office(s), and (iii) provide copies of said recorded releases to SBA with thirty (30) days after the Closing Date. TeleCorp represents and warrants to SBA that, to the best of TeleCorp's knowledge, except for the Approved Sites with Liens described in Exhibit
                                                                         -------
        B attached hereto, there are no other Approved Sites subject to liens in
        -
        connection with the failure of TeleCorp to pay the costs of development and construction of the Tower Facilities. Subject to the limitation on damages as set forth in Sections 15(b)(v) and 15(b)(ii)
                                              -----------------     ---------
        of the Contract, TeleCorp shall remain liable for the payment of any liens filed against Approved Sites for that certain period of time terminating on the date(s) on which the applicable state lien filing period expires.
    b. To ensure compliance with the terms of subsection (a) above, Gunster Yoakley & Stewart, P.A. ("Escrow Agent") is authorized and directed to withhold an amount equal to one hundred twenty-five percent (125%) of the aggregate amount of said liens (as set forth in Exhibit B) (the
                                                            ---------
        "Escrowed Funds") from the proceeds due TeleCorp at closing and deposit the Escrowed Funds into an interest bearing account. The Escrowed Funds applicable to each Approved Site with Liens shall be held in escrow by Escrow Agent until TeleCorp delivers to SBA for each Approved Site with Lien a release of lien as recorded in the appropriate recording office evidencing the satisfaction and release of the Lien ("Release").
    c. Upon SBA's receipt of a Release for each Approved Site with a Lien, SBA shall immediately notify Escrow Agent, in writing, that the Escrowed Funds applicable to such Approved Site with Liens shall be promptly released to TeleCorp. Upon receipt of the last remaining Release, SBA shall authorize Escrow Agent to release any remaining Escrowed Funds to TeleCorp.
    d. SBA shall have no obligation to pay any sums of money to obtain the Releases.
    e. The Escrow Agent shall have no responsibilities with respect to any of the funds deposited with it other than faithfully to follow instructions herein contained, or as otherwise agreed to by TeleCorp and SBA. Escrow Agent shall be protected in acting upon any written notice, request, waiver, consent, receipt or other paper or document which Escrow Agent in good faith believes to be genuine. Escrow Agent shall not be liable for any error of judgment, or for any act done or step taken or omitted by it in good faith, or for any mistake of fact, or for anything which it may do or refrain from doing in connection herewith, except its own gross negligence or willful misconduct. If conflicting demands not expressly provided for in this Closing Agreement are made or notice is served upon Escrow Agent with respect to its action or omission under this Closing Agreement, the parties hereto agree that Escrow Agent shall have the absolute right to elect to do either or both of the following:
        (i) withhold and stop all future actions or omissions on its part under this Agreement, or (ii) file a suit in interpleader or for instructions or for a declaratory judgment or other relief and obtain an order from the proper court requiring the parties to litigate in such court their conflicting claims and demands. In the event any such action is taken, Escrow Agent shall be fully released and discharged from all obligations to perform any duties or obligations imposed upon it hereunder unless and until otherwise ordered by the Court; and the parties jointly and severally agree to pay all costs, expenses, and reasonable attorneys' fees expended or incurred by Escrow Agent in connection therewith. As between SBA and TeleCorp, in the event any costs or expenses are incurred by Escrow Agent as a result of conflicting demands by SBA and TeleCorp, the prevailing party in any such conflict shall be reimbursed by the other party for any costs, expenses or other monies paid to Escrow Agent as a result of such conflict. The parties further agree to indemnify, defend and save the Escrow Agent harmless from any claims or damages incurred by it(including reasonable attorneys' fees, paralegal charges and costs) arising from the performance of its duties hereunder, except for such claims or damages as are incurred by the Escrow Agent through its own acts of gross negligence or willful and intentional misconduct.

6.  UCC-3 Releases.  SBA and TeleCorp acknowledge that all of the Tower
    --------------
Facilities located on the Approved Sites are subject to UCC-1 Financing Statements in favor of Chase Manhattan Bank ("Chase"). SBA and TeleCorp further acknowledge that the UCC-1 Financing Statements will not be released of record by the Closing Date. Notwithstanding the foregoing, Chase has released its security interests and claims no further interests in the Tower Facilities pursuant to those letters from Chase to TeleCorp and SBA each dated March 16, 2001 (collectively, the "Chase Letters"). Subject to SBA's obligation to prepare the UCC-3's in a form acceptable to Chase and pay all filing and related fees, TeleCorp acknowledges and agrees that it shall remain the continuing and affirmative obligation of TeleCorp and TeleCorp shall use commercially reasonable efforts to obtain from Chase, by not later than July 19, 2001, UCC-3 (Releases) for all of the Tower Facilities located on the Approved Sites which releases shall terminate and release any and all security interests held by Chase in the Tower Facilities. Notwithstanding the foregoing, it is the intent of the parties that SBA's attorneys shall prepare the UCC-3 (Releases). In the event attorneys for Chase prepare the UCC-3's, (i) SBA's obligation to pay for said releases shall not exceed an amount equal to $30.00 multiplied by the number of UCC-3's prepared plus all recording costs, and (ii) TeleCorp shall be responsible for the excess amount of legal fees owed to Chase's attorneys. SBA or its attorneys shall prepare the UC C-3's in a form acceptable to Chase, as Administrator and Collateral Agent, reflecting the description of the released Tower Facilities. The amount of legal fees paid by SBA in connection therewith shall be applied against the $2,000,000 of damages referred to in Sections 15(b)(v) and 15(b)(ii) of the Contract.
                          -----------------     ---------

7.  Memorandums of Leases.  SBA and TeleCorp acknowledge that certain of the
    ---------------------
Approved Sites do not have Memorandums of Leases recorded in the appropriate recording office(s). The parties acknowledge and agree that they shall cooperate with each other in obtaining and recording Memorandums of Leases for all such Approved Sites within thirty (30) days after the Closing Date. The amount of legal fees paid by SBA in connection therewith shall be applied against the $2,000,000 of damages referred to in Sections15(b)(v) and
                                                 ----------------
15(b)(ii)of the Contract.
---------

8.  Electric Bills.  The parties acknowledge that TeleCorp's equipment and the
    --------------
lighting on the Tower Facilities are all a part of the same electrical feed. For all Tower Facilities on Approved Sites on which TeleCorp's equipment is connected to lighting systems, TeleCorp shall receive a credit under the applicable Site Lease Acknowledgment in an amount equal to Forty Dollars ($40.00) per month. The aforementioned credit shall terminate at such time as TeleCorp's equipment and the lighting for the Tower Facilities are separately
metered.   SBA shall have no obligation to install a new electric meter with respect to any light system until such time as a second tenant installs its equipment on a Tower.

9.  Monitoring of Lights.  With respect to the Approved Sites, TeleCorp agrees
    --------------------
to monitor the lights on the Tower Facilities for a period not to exceed four
(4) months after the Closing Date. All such monitoring shall be conducted in accordance with FAA and FCC regulations. In the event of an electrical outage or alarm on any of the Tower Facilities, TeleCorp shall immediately contact SBA's NOC and SBA shall be responsible for filing the NOTAM and providing a copy
to TeleCorp.   TeleCorp shall have no liability to SBA with respect to any power outages or power failures on the Tower Facilities. Within a reasonable period after the Closing Date not to exceed ninety (90) days, SBA shall register in SBA's name the Tower Facilities associated with the Approved Sites with the FAA and FCC and any other applicable governmental agencies.

10. Cooperation.  In connection with the transfer of the Tower Facilities to
    -----------
SBA, TeleCorp agrees to provide the following information to SBA within thirty
(30) days after the Closing Date:

    a.   Contact names and numbers per defined operational area;
    b.   Defined operational area boundary;
    c. List of towers by site indicating if lights are installed and if so the manufacture, model number, and operational mode (red only, white only, dual, etc.);
    d.   Gate lock combo codes and/or keys by site;
    e.   Light controller locations by site (inside/outside);
    f.   Site directions; and
    g.   Any existing maintenance agreements (grounds, towers, lights, etc.).

11. Closing Prorations.
    ------------------

    a. Rent paid by TeleCorp under the Site Lease Acknowledgments for all Approved Sites shall be prorated as of 12:01 A.M. on the Closing Date on the basis of a 30-day month. SBA shall receive a credit against the Purchase Price in an amount equal to the aggregate amount of said rent.
    b. Rent paid by TeleCorp under the Prime Leases for all Approved Sites shall be prorated as of 12:01 A.M. on the Closing Date on the basis of a 30-day month. TeleCorp shall receive a credit against the Purchase Price in an amount equal to the aggregate amount of said rent.
    c.   All other items to be prorated pursuant to Section 3(b) of the Contract
                                                    ------------
         shall be prorated as of 12:01 A.M. on the Closing Date but will be calculated within thirty (30) days after the Closing Date and either party owing the other party a sum of money based on such subsequent prorations will promptly pay the sum to the other party. Any excess interest on the Deposit received by TeleCorp shall be refunded to SBA within said thirty (30) day period.

    d. A copy of the Closing Statement is attached hereto as Exhibit C and is incorporated by reference herein.

12. Delivery of Due Diligence Items.  Notwithstanding anything to the contrary
    -------------------------------
contained in Section 4(b)(viii) of the Contract, TeleCorp shall have until
             ------------------
thirty (30) days after the Closing Date to deliver to SBA the originals of the Due Diligence Items described therein, provided, however, SBA shall have no obligation to return a copy of said documents to TeleCorp.

13. Subsequent Closings.  Subsequent to the Closing and through July 19, 2001,
    -------------------
SBA and TeleCorp shall continue pursuant to Section 7(c) of the Contract to take
                                            ------------
Curative Actions with respect to any Sites subject to the Contract but not yet closed upon. During such time, SBA shall continue to close on such Sites in accordance with the terms of the Contract. Said closings shall occur by mail on the later of (i) the last business day of every month beginning with the month of April, or (ii) at such time SBA has approved a minimum of ten (10) Sites for closing. Notwithstanding anything contained herein or in the Contract to the contrary, SBA shall have no obligation to close on any Sites unless SBA has received from Chase executed UCC-3 (Releases) for all Tower Facilities pertaining to the Approved Sites and those Sites scheduled to close. Any Site which is not subject to a Closing by July 19, 2001 shall be deemed an Excluded Site for purposes of the Contract.

14. Further Assurances.  Each party will, from time to time, execute,
    ------------------
acknowledge and deliver such further instruments, and perform such additional acts, and obtain such additional documents as the other party may reasonably request in order to effectuate the intent of the Contract. The foregoing shall include, without limitation, SBA and TeleCorp (i) continuing to take Curative Actions with respect to Approved Sites, (ii)obtaining the documents and complying with the terms of Section 5, Section 6, Section 7, Section 8 , Section
                            ---------  ---------  ---------  ---------   -------
9 and Section 10 of this Closing Agreement, and (iii) obtaining corrective
-     ----------
assignments of prime leases or such other corrective closing documents or additional closing documents that either party may reasonably request in order to effectuate the intent of the Agreement. With respect to the Approved Sites, TeleCorp covenants and agrees to provide written notice to all tenants under the Collocation Agreements immediately after the Closing Date advising said tenants of the sale of the Assets and instructing the tenants that all rents payouts shall be sent directly to SBA. SBA agrees to provide TeleCorp with a closing binder containing copies of the file marked documents executed at the Closing within a reasonable time thereafter.

15. No Other Modification.  Except as expressly modified by this Closing
    ---------------------
Agreement, the terms and provisions of the Contract are ratified and confirmed by TeleCorp and SBA and are incorporated in this Closing Agreement by reference
as if set forth fully herein.   In the event of any conflict between the terms
of the Contract and the terms of this Closing Agreement, the terms of this Closing Agreement shall control. The term "Contract" shall include this Closing Agreement.

                         [NO FURTHER TEXT ON THIS PAGE]

IN WITNESS WHEREOF, SBA and TeleCorp have executed this Closing Agreement as of the date and year first above written.

                              SBA TOWERS, INC., a Florida corporation

                              By:    /s/ Neil Seidman
                                     ________________________________
                              Name:  Neil Seidman
                                     ______________________________
                              Title: Director of Acquisitions
                                     ______________________________

                                            (CORPORATE SEAL)


                              SBA TC ACQUISITION, INC., a Florida corporation

                              By:    /s/ Neil Seidman
                                     ________________________________
                              Name:  Neil Seidman
                                     ______________________________
                              Title: Director of Acquisitions
                                     ______________________________

                                            (CORPORATE SEAL)


                              TELECORP REALTY, L.L.C., a Delaware limited liability company

                              By: TeleCorp Communications, Inc., a Delaware corporation, its Managing Member

                                    By:     /s/ Ronald W. Keefe
                                         ________________________________
                                    Name:   Ronald W. Keefe, Jr.
                                    Title:  Assistant Secretary

                                            (CORPORATE SEAL)


                              TELECORP PUERTO RICO REALTY, INC., a
                              Puerto Rico corporation

                                    By:     /s/ Ronald W. Keefe
                                         ________________________________
                                    Name:   Ronald W. Keefe, Jr.
                                    Title:  Assistant Secretary

                                            (CORPORATE SEAL)

                              TELECORP COMMUNICATIONS, INC., a Delaware corporation


                                    By:     /s/ Ronald W. Keefe
                                         ________________________________
                                    Name:   Ronald W. Keefe, Jr.
                                    Title:  Assistant Secretary

                                            (CORPORATE SEAL)

                                   EXHIBIT A
                                   ---------

                           Schedule of Approved Sites
                           --------------------------


------------------------------------------------------------------------------------
      Site #                 Site Name                      County             State
------------------------------------------------------------------------------------
1.    MEM013          1.   Covington                  1.   Shelby                 TN
------------------------------------------------------------------------------------
2.    MEM022          2.   Folding Stairs             2.   Shelby                 TN
------------------------------------------------------------------------------------
3.    MEM038          3.   Hailey Park                3.   Shelby                 TN
------------------------------------------------------------------------------------
4.    MEM043          4.   Horn Lake                  4.   DeSoto                 MS
------------------------------------------------------------------------------------
5.    MEM051          5.   Lake Cormorant             5.   DeSoto                 MS
------------------------------------------------------------------------------------
6.    MEM055          6.   H&H Freight                6.   DeSoto                 MS
------------------------------------------------------------------------------------
7.    MEM058          7.   River City                 7.   Shelby                 TN
------------------------------------------------------------------------------------
8.    MEM062          8.   Shelton                    8.   Shelby                 TN
------------------------------------------------------------------------------------
9.    MEM063          9.   Bailey Fire Station        9.   Shelby                 TN
------------------------------------------------------------------------------------
10.    MEM069         10.  Brunswick                  10.  Shelby                 TN
------------------------------------------------------------------------------------
11.    MEM075         11.  Callicot                   11.  Shelby                 TN
------------------------------------------------------------------------------------
12.    MEM105         12.  Bush Grove                 12.  Shelby                 TN
------------------------------------------------------------------------------------
13.    MEM110         13.  Lehi Case                  13.  Crittenden             AR
------------------------------------------------------------------------------------
14.    MEM119         14.  Marion All States          14.  Crittenden             AR
------------------------------------------------------------------------------------
15.    MEM122         15.  Turrell                    15.  Crittenden             AR
------------------------------------------------------------------------------------
16.    MEM123         16.  Beasley                    16.  Poinsett               AR
------------------------------------------------------------------------------------
17.    MEM127         17.  Bay                        17.  Craighead              AR
------------------------------------------------------------------------------------
18.    MEM128         18.  Needham                    18.  Craighead              AR
------------------------------------------------------------------------------------
19.    MEM129         19.  Eastside                   19.  Craighead              AR
------------------------------------------------------------------------------------
20.    MEM130         20.  Higginbottom               20.  Craighead              AR
------------------------------------------------------------------------------------
21.    MEM131         21.  Strawfloor                 21.  Craighead              AR
------------------------------------------------------------------------------------
22.    MEM132         22.  Jonesboro                  22.  Craighead              AR
------------------------------------------------------------------------------------
23.    MEM138         23.  Cloyes Park                23.  Shelby                 TN
------------------------------------------------------------------------------------
24.    MEM152         24.  Fruitland                  24.  Gibson                 TN
------------------------------------------------------------------------------------
25.    MEM154         25.  Gibson                     25.  Gibson                 TN
------------------------------------------------------------------------------------
26.    MEM159         26.  Germantown Police          26.  Shelby                 TN
------------------------------------------------------------------------------------


------------------------------------------------------------------------------------
27.    MEM160         27.  Jackson Brake              27.  Madison                TN
------------------------------------------------------------------------------------
28.    MEM161         28.  Poplar Estates Park        28.  Shelby                 TN
------------------------------------------------------------------------------------
29.    MEM165         29.  Millington                 29.  Tipton                 TN
------------------------------------------------------------------------------------
30.    MEM172         30.  Cortez                     30.  DeSoto                 MS
------------------------------------------------------------------------------------
31.    MEM174         31.  Yellow Dog                 31.  Tate                   MS
------------------------------------------------------------------------------------
32.    MEM175         32.  Crossroads                 32.  Panola                 MS
------------------------------------------------------------------------------------
33.    MEM177         33.  Shady Grove                33.  Panola                 MS
------------------------------------------------------------------------------------
34.    MEM179         34.  Campground                 34.  LaFayette              MS
------------------------------------------------------------------------------------
35.    MEM199         35.  Acee Center                35.  Shelby                 TN
------------------------------------------------------------------------------------
36.    MEM210         36.  Ripley-Covington           36.  Tipton                 TN
------------------------------------------------------------------------------------
37.    MEM213         37.  West Jonesboro             37.  Craighead              AR
------------------------------------------------------------------------------------
38.    MEM257         38.  Sharon                     38.  Weakley                TN
------------------------------------------------------------------------------------
39.    MEM259         39.  Earle                      39.  Crittenden             AR
------------------------------------------------------------------------------------
40.    MEM264         40.  Grubbs                     40.  Poinsett               AR
------------------------------------------------------------------------------------
41.    MEM265         41.  South Jonesboro            41.  Craighead              AR
------------------------------------------------------------------------------------
42.    BRN012         42.  Hwy 160-Hwy 65 Alms        42.  Taney                  MO
------------------------------------------------------------------------------------
43.    LTR001         43.  Ar. Graphics/Wilcox        43.  Pulaski                AR
------------------------------------------------------------------------------------
44.    LTR006         44.  Harris                     44.  Pulaski                AR
------------------------------------------------------------------------------------
45.    LTR015         45.  Rosedale/Optimist          45.  Pulaski                AR
------------------------------------------------------------------------------------
46.    LTR016         46.  West Little Rock/CLR       46.  Pulaski                AR
------------------------------------------------------------------------------------
47.    LTR018         47.  Pro. Bowl/McGee            47.  Pulaski                AR
------------------------------------------------------------------------------------
48.    LTR020         48.  Rocky Valley/CLR           48.  Pulaski                AR
------------------------------------------------------------------------------------
49.    LTR023         49.  Col. Glenn/CLR             49.  Pulaski                AR
------------------------------------------------------------------------------------
50.    LTR025         50.  Reeves-Culin               50.  Pulaski                AR
------------------------------------------------------------------------------------
51.    LTR026         51.  Mablevale/D. Reynolds      51.  Pulaski                AR
------------------------------------------------------------------------------------
52.    LTR027         52.  Mid-South/Kremers          52.  Pulaski                AR
------------------------------------------------------------------------------------
53.    LTR028         53.  Arkco                      53.  Pulaski                AR
------------------------------------------------------------------------------------
54.    LTR030         54.  Burns Park/Files           54.  Pulaski                AR
------------------------------------------------------------------------------------
55.    LTR038         55.  Lake Maumelle/Harper       55.  Pulaski                AR
                           Const.
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
56.    LTR039         56.  Sherwood/Tice              56.  Pulaski                AR
------------------------------------------------------------------------------------
57.    LTR043         57.  Gravel Ridge/Imhoff        57.  Pulaski                AR
------------------------------------------------------------------------------------
58.    LTR047         58.  Tri-Co/Harris              58.  Pulaski                AR
------------------------------------------------------------------------------------
59.    LTR053         59.  Ar. Systems/Logan          59.  Pulaski                AR
------------------------------------------------------------------------------------
60.    LTR057         60.  Doxon Rd/Dixon Family      60.  Pulaski                AR
------------------------------------------------------------------------------------
61.    LTR058         61.  Hwy 7 North/Country Club   61.  Pope                   AR
------------------------------------------------------------------------------------
62.    LTR060         62.  Shannon Hills/City of      62.  Saline                 AR
                           Shannon Hills
------------------------------------------------------------------------------------
63.    LTR061         63.  Market Street              63.  Pulaski                AR
------------------------------------------------------------------------------------
64.    LTR062         64.  Hilaro Springs/Heavrin     64.  Pulaski                AR
------------------------------------------------------------------------------------
65.    LTR063         65.  Crystal Mountain           65.  Pulaski                AR
------------------------------------------------------------------------------------
66.    LTR066         66.  Slovak/Sokora              66.  Prairie                AR
------------------------------------------------------------------------------------
67.    LTR067         67.  Stuttgart/Gingerich Farms  67.  Arkansas               AR
------------------------------------------------------------------------------------
68.    LTR069         68.  England/Caplinger          68.  Lonoke                 AR
------------------------------------------------------------------------------------
69.    LTR071         69.  Donald Ridge/Mattison      69.  Faulkner               AR
------------------------------------------------------------------------------------
70.    LTR076         70.  Horse Shoe/Steenis         70.  Faulkner               AR
------------------------------------------------------------------------------------
71.    LTR082         71.  Dardanelle/Duffield        71.  Pope                   AR
------------------------------------------------------------------------------------
72.    LTR086         72.  Lawson Road/Farrish        72.  Pulaski                AR
------------------------------------------------------------------------------------
73.    LTR089         73.  Mt. Ida/Mayberry           73.  Montgomery             AR
------------------------------------------------------------------------------------
74.    LTR090         74.  N. Benton/Utley            74.  Saline                 AR
------------------------------------------------------------------------------------
75.    LTR091         75.  SE Benton/Decker           75.  Saline                 AR
------------------------------------------------------------------------------------
76.    LTR092         76.  Edison/Lynch               76.  Saline                 AR
------------------------------------------------------------------------------------
77.    LTR093         77.  Saline Airport/Alltel      77.  Saline                 AR
------------------------------------------------------------------------------------
78.    LTR094         78.  Kerr Road/Toepke           78.  Lonoke                 AR
------------------------------------------------------------------------------------
79.    LTR100         79.  Avant/Dever                79.  Garland                AR
------------------------------------------------------------------------------------
80.    LTR101         80.  Ridgewood                  80.  Garland                AR
------------------------------------------------------------------------------------
81.    LTR102         81.  Crystal Springs/           81.  Garland                AR
                           Dalrymple
------------------------------------------------------------------------------------
82.    LTR105         82.  Nazarene                   82.  Garland                AR
------------------------------------------------------------------------------------
83.    LTR107         83.  Royal/Davis                83.  Garland                AR
------------------------------------------------------------------------------------
84.    LTR109         84.  Hwy #70/Hageman            84.  Garland                AR
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
85.    LTR111         85.   Spencer Bay/Lewallen      85.   Garland               AR
------------------------------------------------------------------------------------
86.    LTR112         86.   Lake Catherine/Hammons    86.   Hot Springs           AR
------------------------------------------------------------------------------------
87.    LTR113         87.   I-30  Hwy 270/Raines      87.   Hot Springs           AR
------------------------------------------------------------------------------------
88.    LTR114         88.   I-30 Truck Stop/Jj's      88.   Saline                AR
------------------------------------------------------------------------------------
89.    LTR115         89.   Perla/Parker              89.   Hot Springs           AR
------------------------------------------------------------------------------------
90.    LTR119         90.   Friendship/Kizzar         90.   Hot Spring            AR
------------------------------------------------------------------------------------
91.    LTR133         91.   Hwy 79 Bridge/McGhee      91.   Jefferson             AR
                            Transport
------------------------------------------------------------------------------------
92.    LTR134         92.   Wabbaseka/Vassaur         92.   Jefferson             AR
------------------------------------------------------------------------------------
93.    LTR135         93.   Humphrey/Wilson           93.   Arkansas              AR
------------------------------------------------------------------------------------
94.    LTR148         94.   Pleasant Grove Baptist    94.   Benton                AR
------------------------------------------------------------------------------------
95.    LTR150         95.   BC 2 Way                  95.   Benton                AR
------------------------------------------------------------------------------------
96.    LTR153         96.   N. Bentonville/Clark      96.   Benton                AR
------------------------------------------------------------------------------------
97.    LTR191         97.   Roland OK/Svendsen        97.   Sequoyah              OK
------------------------------------------------------------------------------------
98.    LTR192         98.   Muldrow OK/Knight-Butcher 98.   Sequoyah              OK
------------------------------------------------------------------------------------
99.    LTR216         99.   Morgan/Bevans             99.   Pulaski               AR
------------------------------------------------------------------------------------
100.    LTR234        100.  Heber Springs/Reed        100.  Cleburne              AR
------------------------------------------------------------------------------------
101.    LTR235        101.  Eden Isle                 101.  Cleburne              AR
------------------------------------------------------------------------------------
102.    LTR236        102.  Greers Ferry/Wilson       102.  Cleburne              AR
------------------------------------------------------------------------------------
103.    LTR237        103.  Pearson/Hill              103.  Cleburne              AR
------------------------------------------------------------------------------------
104.    LTR238        104.  Quitman/Reylance, Inc.    104.  Cleburne              AR
------------------------------------------------------------------------------------
105.    LTR239        105.  Guy/Roberts               105.  Faulkner              AR
------------------------------------------------------------------------------------
106.    LTR270        106.  Shrobe Rd/Culin           106.  Saline                AR
------------------------------------------------------------------------------------
107.    LTR271        107.  Bryant/Bishop             107.  Saline                AR
------------------------------------------------------------------------------------
108.    LTR272        108.  Alcoa/Betty Styles        108.  Pulaski               AR
------------------------------------------------------------------------------------
109.    LTR275        109.  Lonsdale/Fulcher          109.  Garland               AR
------------------------------------------------------------------------------------
110.    LTR276        110.  Ten Mile Creek/Suttor     110.  Garland               AR
------------------------------------------------------------------------------------
111.    LTR278        111.  Morningstar/KOA           111.  Garland               AR
------------------------------------------------------------------------------------
112.    LTR279        112.  Ward/City of Ward         112.  White                 AR
------------------------------------------------------------------------------------
113.    LTR280        113.  Cabot/Pruett              113.  Lonoke                AR
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
114.    LTR286        114.  Cabot DT/Price            114.  Lonoke                AR
------------------------------------------------------------------------------------
115.    LTR303        115.  Price Mtn./Clark          115.  Washington            AR
------------------------------------------------------------------------------------
116.    LTR304        116.  Rt.45 E. Fayetteville     116.  Washington            AR
------------------------------------------------------------------------------------
117.    LTR307        117.  NW AR Regional            117.  Benton                AR
                            Airport/Insco3
------------------------------------------------------------------------------------
118.    CAR003        118.  Lenon                     118.  Johnson               IL
------------------------------------------------------------------------------------
119.    CAR011        119.  Brust                     119.  Jackson               IL
------------------------------------------------------------------------------------
120.    CAR024        120.  Musgrave                  120.  Wayne                 IL
------------------------------------------------------------------------------------
121.    CAR028        121.  Affordable Homes          121.  Jefferson             IL
------------------------------------------------------------------------------------
122.    CAR031        122.  Hayden                    122.  Marion                IL
------------------------------------------------------------------------------------
123.    EVA001        123.  Cunningham                123.  White                 IL
------------------------------------------------------------------------------------
124.    EVA004        124.  Davis                     124.  Gibson                IN
------------------------------------------------------------------------------------
125.    EVA005        125.  Pohl                      125.  Gibson                IN
------------------------------------------------------------------------------------
126.    EVA006        126.  Taylor                    126.  Gibson                IN
------------------------------------------------------------------------------------
127.    EVA014        127.  Baker                     127.  Warrick               IN
------------------------------------------------------------------------------------
128.    EVA022        128.  Hein                      128.  Warrick               IN
------------------------------------------------------------------------------------
1.    EVA028          1.    Christmas                 1.    Warrick               IN
------------------------------------------------------------------------------------
2.    EVA029          2.    Holder                    2.    Warrick               IN
------------------------------------------------------------------------------------
3.    MOU014          3.    Hulshof                   3.    New Madrid            MO
------------------------------------------------------------------------------------
4.    COL021          4.    Scotchman Place           4.    Callaway              MO
------------------------------------------------------------------------------------
5.    COL026          5.    Mt. Pleasant              5.    Boone                 MO
------------------------------------------------------------------------------------
6.    COL028          6.    Country Wood              6.    Boone                 MO
------------------------------------------------------------------------------------
7.    LOO034          7.    Mt. Carmel                7.    Miller                MO
------------------------------------------------------------------------------------
8.    LOO036          8.    South Eldon               8.    Miller                MO
------------------------------------------------------------------------------------
9.    ALX019          9.    Andrepont Property        9.    City of Opelousas     LA
------------------------------------------------------------------------------------
10.    BMT042         10.   Krymer Property          10.    City of Orange        TX
------------------------------------------------------------------------------------
11.    BRG069         11.   Gateway Properties       11.    East Baton Rouge      LA
                                                            Parish
------------------------------------------------------------------------------------
12.    BRG072         12.   Denham Seafood           12.    Livingston Parish     LA
------------------------------------------------------------------------------------
13.    HMA195         13.   Southeast Systems        13.    Lafourche Parish      LA
------------------------------------------------------------------------------------
14.    HMA200         14.   Savoie                   14.    Lafourche Parish      LA
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
15.    HMA214         15.  Matherne                   15.  Terrebonne Parish      LA
------------------------------------------------------------------------------------
16.    HMA218         16.  Hogan                      16.  St Charles Parish      LA
------------------------------------------------------------------------------------
17.    HMA220         17.  Archer Daniels Midland     17.  St Charles Parish      LA
------------------------------------------------------------------------------------
18.    HMD005         18.  Tangi Store All            18.  Tangipahoa Parish      LA
------------------------------------------------------------------------------------
19.    HMD097         19.  Sirchia Land               19.  Tangipahoa Parish      LA
------------------------------------------------------------------------------------
20.    HMD196         20.  Robertson Land             20.  City of Hammond        LA
------------------------------------------------------------------------------------
21.    LAF088         21.  Holiday Inn-Raw Land       21.  Lafayette Parish       LA
------------------------------------------------------------------------------------
22.    LAF092         22.  Castille                   22.  Lafayette Parish       LA
------------------------------------------------------------------------------------
23.    LAF105         23.  Broussard                  23.  Vermilion Parish       LA
------------------------------------------------------------------------------------
24.    LKC098         24.  Ravia                      24.  Calcasieu Parish       LA
------------------------------------------------------------------------------------
25.    LKC118         25.  Comeaux                    25.  Acadia Parish          LA
------------------------------------------------------------------------------------
26.    NOR106         26.  ITEC                       26.  St. John the Baptist   LA
                                                           Parish
------------------------------------------------------------------------------------
27.    NSH088         27.  McAffee Land               27.  St. Tammany Parish     LA
------------------------------------------------------------------------------------
28.    NSH189         28.  Fejta                      28.  City of Slidell        LA
------------------------------------------------------------------------------------
29.    NWI113         29.  Patterson American Legion  29.  St. Mary Parish        LA
------------------------------------------------------------------------------------
30.    NWI192         30.  Billeaud                   30.  Town of  Broussard     LA
------------------------------------------------------------------------------------
31.    PES046         31.  Montana Duran              31.                         PR
------------------------------------------------------------------------------------
32.    PES077         32.  Kikuet                     32.                         PR
------------------------------------------------------------------------------------
33.    PES119         33.  Jacaranda                  33.                         PR
------------------------------------------------------------------------------------
34.    PMT022         34.  Camino Alejandrino         34.                         PR
------------------------------------------------------------------------------------
35.    PMT032         35.  Efron Hill Mansions        35.                         PR
------------------------------------------------------------------------------------
36.    PMT048         36.  Leones Catano              36.                         PR
------------------------------------------------------------------------------------
37.    PMT055         37.  Barrio Pajaros             37.                         PR
------------------------------------------------------------------------------------
38.    PMT059         38.  Madison Bayamon            38.                         PR
------------------------------------------------------------------------------------
39.    PMT065         39.  Gas Coqui Cupey            39.                         PR
------------------------------------------------------------------------------------
40.    PMT068         40.  Finca Maros II             40.                         PR
------------------------------------------------------------------------------------
41.    PMT069         41.  Club Gallistico            41.                         PR
------------------------------------------------------------------------------------
42.    PMT081         42.  Taller Familiar            42.                         PR
------------------------------------------------------------------------------------
43.    PNO054         43.  Finca Velez                43.                         PR
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
44.    PNO145         44.  Espinosa Industrial Park   44.                         PR
------------------------------------------------------------------------------------
45.    PNO155         45.  Finca Roman                45.                         PR
------------------------------------------------------------------------------------
46.    PNO160         46.  Finca Rios                 46.                         PR
------------------------------------------------------------------------------------
47.    PNO161         47.  Efron Dorado               47.                         PR
------------------------------------------------------------------------------------
48.    MEM086         48.  Jones Orchard              48.  Shelby                 TN
------------------------------------------------------------------------------------
49.    PES132         49.  Chupacallos                49.                         PR
------------------------------------------------------------------------------------
50.    PSO103         50.  Hacienda Luna              50.                         PR
------------------------------------------------------------------------------------
51.    MEM134         51.  Osceola                    51.  Mississippi            AR
------------------------------------------------------------------------------------
52.    MEM156         52.  N. Osceola Baker           52.  Mississippi            AR
------------------------------------------------------------------------------------
53.    MEM181         53.  Oxford Bypass              53.  Lafayette              AR
------------------------------------------------------------------------------------
54.    MEM192         54.  MS Hwy 70 Bridges          54.  St. Francis            AR
------------------------------------------------------------------------------------
55.    MEM196         55.  Palestine/Lalman           55.  St. Francis            AR
------------------------------------------------------------------------------------
56.    MEM198         56.  Highway 149                56.  St. Francis            AR
------------------------------------------------------------------------------------
57.    MEM262         57.  Farmer Enter.              57.  Craighead              AR
------------------------------------------------------------------------------------
58.    MEM270         58.  Phillips                   58.  Craighead              AR
------------------------------------------------------------------------------------
59.    MEM271         59.  Hick's Farms               59.  Lawrence               AR
------------------------------------------------------------------------------------
60.    CAR002         60.  Lemme                      60.  Johnson                IL
------------------------------------------------------------------------------------
61.    CAR014         61.  Swan Pond                  61.  Union                  IL
------------------------------------------------------------------------------------
62.    CAR015         62.  Schlenker                  62.  Union                  IL
------------------------------------------------------------------------------------
63.    CAR025         63.  Hill                       63.  White                  IL
------------------------------------------------------------------------------------
64.    CAR029         64.  Mercer                     64.  Marion                 IL
------------------------------------------------------------------------------------
65.    ALX048         65.  Galloway Properties        65.  Rapides Parish         LA
------------------------------------------------------------------------------------
66.    ALX051         66.  South Main                 66.  Lavoyelles Parish      LA
------------------------------------------------------------------------------------
67.    EVA015         67.  Horse Farm                 67.  Vanderburgh            IN
------------------------------------------------------------------------------------
68.    MEM178         68.  Crowe                      68.  Lafayette              MS
------------------------------------------------------------------------------------
69.    MOU001         69.                             69.  Cape Girardeau         MO
------------------------------------------------------------------------------------
70.    NOR122         70.  Heauser Property           70.  Jefferson Parish       LA
------------------------------------------------------------------------------------
71.    LTR232         71.  Eagle Crest                71.  Crawford               AR
------------------------------------------------------------------------------------
72.    PAD012         72.  Quint                      72.  Massac                 IL
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
73.    LTR305         73.  McGregor                   73.  Benton                 AR
------------------------------------------------------------------------------------
74.    HMA206         74.  Hebert                     74.  Lafourche Parish       LA
------------------------------------------------------------------------------------
75.    CAR022         75.  McPherson                  75.  Jefferson           1. IL
------------------------------------------------------------------------------------

                                   EXHIBIT B
                                   ---------

     Approved Sites with Liens
     -------------------------